                                                     THE FIRST ISRAEL FUND, INC.

                                                            ANNUAL REPORT
                                                         SEPTEMBER 30, 2002










[ISL LISTED NYSE.(R) LOGO]






3917-AR-02

CONTENTS

Letter to Shareholders ..................................................1

Portfolio Summary .......................................................5

Schedule of Investments .................................................6

Statement of Assets and Liabilities .....................................9

Statement of Operations ................................................10

Statement of Changes in Net Assets .....................................11

Statement of Cash Flows ................................................12

Financial Highlights ...................................................14

Notes to Financial Statements ..........................................16

Report of Independent Accountants ......................................23

Results of Annual Meeting of Shareholders ..............................24

Tax Information ........................................................24

Description of InvestLink(SM) Program ..................................25

Additional Information Regarding the Fund's Directors and Officers .....28




---------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                November 3, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 2002.

At September 30, 2002, total net assets of the Fund were approximately $40.5 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $22.5 million, with another $8.9 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $31.4 million, as compared to approximately $31.3 million on September 30, 2001. The Fund also held investments valued at approximately $8.0 million in unlisted securities, as compared to approximately $11.5 million on September 30, 2001. In percentage terms, at September 30, 2002, 77.7% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 19.8% in unlisted securities.

At September 30, 2002, net asset value ("NAV") per share was $9.50 (net of distributions paid of $0.17 per share), compared with $11.64 on September 30, 2001. The Fund's common stock closed on the New York Stock Exchange ("NYSE") on September 30, 2002 at $7.41 per share, representing a discount of 22.00% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, the Fund had a loss of 16.72% for the 12 months, compared with declines of 15.69% and 6.55%, respectively, for the Morgan Stanley Capital International Israel Index* and the TA100 Index**. The Fund's return reflected the difficult environment for the Israeli (and, indeed, global) stock market during the period. Stocks that hurt the Fund's performance included its capital-equipment, financial-services and materials holdings. The Fund was also hurt on a relative basis by its underweighting in the pharmaceutical sector, which accounts for almost a third of the Fund's benchmark. This was one area of strength for the 12 months. One factor that aided the Fund vs. its benchmark was its underweighting in the technology segment, which once again has poor results globally.

ISRAEL: UNDER ENORMOUS PRESSURE

Under enormous pressure from within and without its borders, Israel's economy and equity market floundered for most of this year. Many of the issues that have dogged the nation in recent years remained unresolved during this fiscal period, sending equity prices and investor confidence plummeting. These issues included:

DOMESTIC VIOLENCE. Halting steps toward peace between Israel and the Palestinian Authority never quite found direction in a year dominated by numerous suicide bombings, rising civilian casualties and retaliatory strikes against those held to be accountable. In response, much desired foreign direct investment all but vanished and investors fled the domestic

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

equity market in droves. The bellwether tourism and construction industries also continued to decline, depriving the government of significant revenues during a period in which spending on domestic security skyrocketed.

RISING GEOPOLITICAL RISK. Shortly before this fiscal period began, on September 11, 2001, the U.S. was the victim of major terrorist attacks that destroyed the World Trade Center and part of the Pentagon. Immediately thereafter, the U.S. began an international war on terrorism that led to the rapid fall of the terrorist-linked Taliban government in Afghanistan. Subsequent efforts to bring the al-Qaeda terrorist group to justice focused increasingly on Iraq. As this fiscal period ended, it appeared that the U.S. and its allies might go to war, further destabilizing the Middle East region and, by close association, Israel.

SLOW GLOBAL GROWTH. Beyond political concerns, the Israeli economy suffered all year from anemic U.S. and global growth. This hurt industrial exporters, especially, but the effect spread throughout the economy, as evidenced by rising inflation and interest rates, a pronounced weakening of the shekel and declining 2002 GDP growth expectations.

STOCK MARKET WEAKNESS. Driven by poor near-term trade prospects and the country's exposure to a potentially destabilizing regional conflict with Iraq, Israeli equities were quite weak all year, declining in this year's third quarter to lows not seen since 1998. Reflecting the year long plunge in the NASDAQ, Israeli technology companies were also very weak.

Other issues, to be sure, negatively affected Israel during the year, not the least of which was a third quarter 2002 impasse on the 2003 budget, a development that disappointed investors in search of fiscal restraint during a period of much reduced tax revenues.

PORTFOLIO STRUCTURE: GENERALLY MORE DEFENSIVE

TOP 10 HOLDINGS, BY ISSUER#

                                                        % OF
     HOLDING                          SECTOR          NET ASSETS
     -------                          ------          ----------
 1.  Teva Pharma.               Pharmaceuticals         11.9
 2.  Bezeq                    Telecommunications         6.7
 3.  Bank Hapoalim                  Banking              5.0
 4.  Harel Insurance               Insurance             4.3
 5.  Check Point            Computer Data Security       4.0
 6.  Agis Industries            Pharmaceuticals          3.6
 7.  Israel Chemicals              Chemicals             3.5
 8.  Bank Leumi                     Banking              3.2
 9.  EMV                        Venture Capital          2.9
10.  Elbit Systems       Aerospace/Defense - Equipment   2.5
                                                        ----
     Total                                              47.6
                                                        ====

---------------------
# Company names are abbreviations of those found in the chart on page 5.

[CHART]

SECTOR ALLOCATION
(% of net assets)

Conglomerates                                5.30
Computer Data Security                       3.99
Insurance                                    5.76
Pharmaceuticals                             15.99
Banking                                      9.33
Mortgage Banking                             3.56
Telecommunications                           7.84
Venture Capital                             18.52
Cash & Other Assets                          2.55
Other(##)                                   21.67
Chemicals                                    5.49

---------------------
## Other includes sectors below 3.0% of net assets.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

With stock valuations in Israel at or near their five-year lows, many high-quality companies have become very inexpensive in our judgment. We will continue to strive to identify competitive, innovative companies that could be among the first to come back when regional and domestic tensions subside.

In terms of noteworthy sector news, we have reduced our exposure to banks, particularly those listed internationally, and have maintained our deep underweighting in electronics-related concerns, especially those listed on the NASDAQ. Even so, we have found some isolated electronics-related stocks to buy on weakness. We have selectively increased the portfolio's exposure to the health care sector.

Beyond these moves, we will continue to emphasize private equity investments, which now make up a good portion of the portfolio (about 20% of the Fund's net assets as of September 30). In the present market, most, if not all, of these investments are illiquid, with limited prospects of realizing value over the near term. However, we view these as sound, well-diversified businesses that should add value to our investors over time.

OUTLOOK: GUARDED

For the near future, the Israeli equity market will likely remain quite vulnerable to the rapidly shifting geopolitical environment and to the country's own fiscal and monetary policies.

War with Iraq would result in heightened tensions in a region already strung very tightly. Of the many scenarios one might envision should such a war take place, none would seem to be positive for Israel over the short term. Similarly, if the country's budget woes are not resolved, there could be a continuation of the domestic political and economic turmoil that has sent share prices downward in recent quarters.

Should fiscal indecisiveness prevail, we could expect to see a continuation of the central bank's present bias toward monetary tightening. The Bank of Israel has raised the discount interest rate a cumulative 530 basis points so far this year, with the aim of shoring up the shekel and controlling inflation. Even so, historically high interest rates (at 9.1%) are serving to curtail economic growth and associated government tax revenues, thereby putting further pressure on the shekel. This has thus far helped to perpetuate a "vicious circle" whereby fiscal and political uncertainty hurts the currency, which prompts interest rate hikes, which lowers business activity and government revenues, which hurts the currency.

In this regard, many believe that the Bank of Israel has reached its interest rate target for the current economic cycle and may reduce interest rates in 2003, thereby potentially helping the struggling domestic economy stage a comeback of modest proportions next year.

Until then, or until meaningful progress is made on other outstanding issues that presently bar the way to renewed growth, we remain very guarded in our outlook for Israel and are positioning the portfolio accordingly.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer ***
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 25 through 27 of this report.

















-----------------------------------------------------------------------------

* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest direcetly in an index.

** The TA100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest direcetly in an index.

*** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund and The Emerging Markets Telecommunications Fund, Inc. He also is President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.; and President and Chief Investment Officer of The Indonesia Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                             September 30, 2002         September 30, 2001
Banking                                             9.34%                       8.98%
Chemicals                                           5.50%                       5.04%
Computer Data Security                              4.00%                       0.00%
Conglomerates                                       5.31%                       5.50%
Electronics/Electrical Equipment                    2.52%                       2.53%
Food & Beverages                                    2.58%                       2.14%
Insurance                                           5.77%                       4.57%
Mortgage Banking                                    3.56%                       6.60%
Pharmaceuticals                                    16.01%                       2.98%
Telecommunications                                  7.85%                       6.77%
Venture Capital                                    18.55%                      20.71%
Other                                              16.57%                      20.57%
Cash & Other Assets                                 2.44%                      13.61%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                        Percent of
    Holding                                                            Sector                           Net Assets
------------------------------------------------------------------------------------------------------------------
 1. Teva Pharmaceutical Industries Ltd.                            Pharmaceuticals                         11.9
------------------------------------------------------------------------------------------------------------------
 2. Bezeq Israeli Telecommunication Corporation Ltd.             Telecommunications                         6.7
------------------------------------------------------------------------------------------------------------------
 3. Bank Hapoalim Ltd.                                                 Banking                              5.0
------------------------------------------------------------------------------------------------------------------
 4. Harel Insurance Investments Ltd.                                  Insurance                             4.3
------------------------------------------------------------------------------------------------------------------
 5. Check Point Software Technologies Ltd.                     Computer Data Security                       4.0
------------------------------------------------------------------------------------------------------------------
 6. Agis Industries (1983) Ltd.                                    Pharmaceuticals                          3.6
------------------------------------------------------------------------------------------------------------------
 7. Israel Chemicals Ltd.                                             Chemicals                             3.5
------------------------------------------------------------------------------------------------------------------
 8. Bank Leumi Le-Israel Ltd.                                          Banking                              3.2
------------------------------------------------------------------------------------------------------------------
 9. Emerging Markets Ventures I L.P.                               Venture Capital                          2.9
------------------------------------------------------------------------------------------------------------------
10. Elbit Systems Ltd.                                      Aerospace/Defense - Equipment                   2.5
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                  No. of
Description                       Shares       Value
-------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.45%
 ISRAEL-94.53%

 AEROSPACE/DEFENSE - EQUIPMENT-2.47%
Elbit Systems Ltd. .............    64,191   $  999,288
                                             ----------
 BANKING-9.33%
Bank Hapoalim Ltd.@ ............ 1,360,800    2,012,490
Bank Leumi Le-Israel Ltd.@ ..... 1,134,800    1,301,696
United Mizrahi Bank Ltd.@ ......   210,000      459,832
                                             ----------
                                              3,774,018
                                             ----------

 CHEMICALS-5.49%
Israel Chemicals Ltd. .......... 1,390,000    1,400,819
Makhteshim-Agan
 Industries Ltd. ...............   677,091      821,052
                                             ----------
                                              2,221,871
                                             ----------

 COMPUTER DATA SECURITY-3.99%
Check Point Software
 Technologies Ltd.@ ............   117,600    1,615,824
                                             ----------

 COMPUTER SOFTWARE-1.72%
Formula Systems (1985) Ltd.@ ...    57,500      518,937
Fundtech Ltd.@ .................    23,900       83,650
Magic Software
 Enterprises Ltd.@ .............   122,400       94,248
                                             ----------
                                                696,835
                                             ----------

 COMPUTERS - MEMORY DEVICES-0.31%
M-Systems Flash Disk
 Pioneers Ltd.@ ................    20,300      126,875
                                             ----------

 CONGLOMERATES-5.30%
Albad Massuot Yitzhak Ltd.@ ....     5,001       38,310
Elco Holdings Ltd.@ ............    71,905      483,095
IDB Development
 Corporation Ltd.@ .............    47,501      811,463
IDB Holding Corporation Ltd.@ ..    47,327      813,339
                                             ----------
                                              2,146,207
                                             ----------

 CONSTRUCTION-0.20%
Bayside Land Corporation Ltd. ..     1,174       79,645
                                             ----------
                                  No. of
Description                       Shares       Value
-------------------------------------------------------
CONTAINERS - METAL/GLASS-0.04%
Caniel Beverage Packaging Ltd...     5,122   $    7,659
Caniel Packaging
 Industries Ltd.@ ..............     4,122        7,244
                                             ----------
                                                 14,903
                                             ----------

 DIVERSIFIED OPERATIONS-0.81%
Elbit Medical Imaging Ltd.@ ....    37,500      192,109
Macpell Industries Ltd.@ .......   116,074       42,797
Plasson Ltd. ...................    12,500       92,559
                                             ----------
                                                327,465
                                             ----------

 ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.32%
Telsys Ltd. ....................    50,000      128,943
                                             ----------

 ELECTRONICS/ELECTRICAL EQUIPMENT-2.52%
Camtek Ltd.@ ...................    58,800       37,044
Elco Industries Ltd.@ ..........    30,000      125,113
Electra Consumer
 Products Ltd. .................    50,000      321,999
Electra (Israel) Ltd. ..........     8,642      481,488
Nisko Industries (1992) Ltd.@ ..    32,500       53,323
                                             ----------
                                              1,018,967

 FINANCIAL SERVICES-1.98%
F.I.B.I. Holdings Ltd.@ ........   173,400      558,347
Gachelet Investments Co., Ltd...     9,819      241,352
                                             ----------
                                                799,699

 FOOD & BEVERAGES-2.58%
Elite Industries Ltd. ..........    99,293      522,702
Gan Shmuel Food Industries .....    19,400       42,877
Mayanot Eden Ltd.@ .............    69,893      476,739
                                             ----------
                                              1,042,318
                                             ----------

 FOOD - RETAIL-0.81%
Supersol Ltd. ..................   137,094      329,116
 INDUSTRIAL TECHNOLOGY-1.22%
Cubital, Ltd.*@ ................   329,278            0
Orbotech, Ltd.@ ................    32,755      477,896
Scitex Corporation Ltd.@ .......    10,000       14,900
                                             ----------
                                                492,796
                                             ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                  No. of
Description                     Shares/Units     Value
-------------------------------------------------------
INSURANCE-5.76%
Clal Insurance Enterprise
 Holdings Ltd. .................    58,631  $   612,491
Harel Insurance
 Investments Ltd. ..............    25,657    1,719,552
                                            -----------
                                              2,332,043
                                            -----------

 INTERNET SOFTWARE-1.17%
Aladdin Knowledge Systems@ .....    26,000       32,760
MIND C.T.I. Ltd.@ ..............    72,200       65,052
RADVision Ltd.@ ................    64,400      302,680
RADWARE Ltd.@ ..................    10,700       70,834
                                            -----------
                                                471,326
                                            -----------

 INVESTMENT & HOLDING COMPANIES-1.53%
Ampal-American Israel Corp.,
 Class A@ ......................   206,000      566,500
The Renaissance Fund LDC++@ ....        60       51,906
                                            -----------
                                                618,406
                                            -----------

 METAL PRODUCTS-0.21%
Klil Industries Ltd.@ ..........    18,654       83,678
                                            -----------

 MORTGAGE BANKING-3.56%
Discount Mortgage Bank Ltd.@ ...    12,852      789,758
Israel Discount Bank Ltd.,
 Class A@ ...................... 1,391,472      650,703
                                            -----------
                                              1,440,461
                                            -----------

 NETWORKING PRODUCTS-0.15%
Optibase Ltd.@ .................    36,700       62,023
                                            -----------

 PAPER & RELATED PRODUCTS-0.35%
American Israeli Paper
 Mills Ltd. ....................     5,201      140,512
                                            -----------

 PHARMACEUTICALS-15.99%
Agis Industries (1983) Ltd. ....   187,500    1,435,247
Peptor Ltd.*@ ..................    56,000      217,532
Teva Pharmaceutical Industries
 Ltd., ADR .....................    71,900    4,817,300
                                            -----------
                                              6,470,079
                                            -----------
                                  No. of
Description                     Shares/Units     Value
-------------------------------------------------------
REAL ESTATE INVESTMENT & MANAGEMENT-0.06%
Jerusalem Economic
 Corporation Ltd. ..............    11,000  $    23,974
                                            -----------

 REAL ESTATE OPERATIONS/DEVELOPMENT-1.59%
Azorim-Investment,
 Development & Construction
 Company Ltd. ..................    27,391      125,117
Industrial Buildings
 Corporation Ltd. ..............   180,000      127,239
Property & Building
 Corporation Ltd. ..............     8,525      391,835
                                            -----------
                                                644,191
                                            -----------

 TECHNOLOGY-0.60%
Lenslet Ltd., Series E
 Preferred*@ ...................    30,838      124,999
Oren Semiconductor, Inc.,
 Series K*@ ....................    29,951       32,449
Oren Semiconductor, Inc.,
 Series L*@ ....................    30,843       33,415
Oren Semiconductor, Inc.,
 Series O, Units*@ .............    46,035       49,874
                                            -----------
                                                240,737
                                            -----------

 TELECOMMUNICATIONS-7.84%
AudioCodes Ltd.@ ...............    38,400       69,120
Bezeq Israeli Telecommunication
 Corporation Ltd.@ ............. 2,791,751    2,717,411
ECI Telecom Ltd.@ ..............   105,164      178,779
NICE Systems Ltd., ADR@ ........    24,600      206,394
                                            -----------
                                              3,171,704
                                            -----------

 TRADING COMPANIES-0.40%
Rapac Electronics Ltd. .........   116,801      113,643
Rapac Technologies 2000 Ltd.....    31,801       49,636
                                            -----------
                                                163,279
                                            -----------

 TRANSPORTATION SERVICES-0.34%
Dan Vehicle & Transportation ...   101,500      136,803
                                            -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------


                                  No. of
Description                     Shares/Units     Value
-------------------------------------------------------
VENTURE CAPITAL-15.60%
ABS GE Capital Giza
 Fund, L.P.++@ .................  1,250,001  $   618,450
Advent Israel (Bermuda) L.P.++@   1,682,293       340,913
BPA Israel Ventures LLC++@# ....  1,121,970      778,887
Concord Ventures II
 Fund L.P.++@# .................  1,500,000      910,073
Delta Fund I, L.P.++@# .........    137,500      111,417
Formula Ventures L.P.++@# ......    933,172      510,538
Giza GE Venture
 Fund III L.P.++@# .............    625,000      382,794
K.T. Concord Venture
 Fund L.P.++@ ..................  1,000,000      712,829
Neurone Ventures II, L.P.++@# ..    270,000      184,655
Pitango Fund II LLC++@ .........  1,000,000      634,333
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG++@# ......    750,000      490,553
SVE Star Ventures Enterprises
 No. II++@                                5      284,916
Walden-Israel Ventures, L.P.++@     500,000      207,160
Walden-Israel Ventures III,
 L.P.++@# ......................    220,000      143,192
                                             -----------
                                               6,310,710
                                             -----------

 WIRELESS EQUIPMENT-0.29%
Alvarion Ltd.+ .................    57,300      119,184
                                             -----------
TOTAL ISRAEL (Cost $54,320,207)               38,243,880
                                             -----------
                                  No. of
Description                     Shares/Units     Value
-------------------------------------------------------
GLOBAL-2.92%

 VENTURE CAPITAL-2.92%
Emerging Markets Ventures I L.P.
 ++@#(Cost $1,776,853) .........  1,789,903  $ 1,182,123
                                             -----------

TOTAL INVESTMENTS-97.45%
 (Cost $56,097,060) (Notes A,D,F) .........   39,426,003
                                             -----------

CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES-2.55% ...........    1,031,036
                                             -----------

NET ASSETS-100.00% ........................  $40,457,039
                                             ===========

--------------------------------------------------------------------------------
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)

@    Security is non-income producing.

# As of September 30, 2002, the Fund has committed to investing additional capital as follows: Emerging Markets Ventures I L.P. ($583,116), Formula Ventures L.P. ($66,828), Giza GE Venture Fund III L.P. ($625,000), Concord Ventures II Fund L.P. ($500,000), Delta Fund I, L.P. ($112,500), BPA Israel Ventures LLC ($1,178,030), Neurone Ventures II, L.P. ($480,000), Walden-Israel Ventures III, L.P. ($1,155,000) and SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,250,000). The aggregate amount of open commitments for the Fund is $5,950,474.

* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)

ADR  American Depositary Receipts.

--------------------------------------------------------------------------------


8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $56,097,060) (Note A, F) ...................................    $ 39,426,003
Cash (including $20,601 of foreign currency with a cost of $20,653) (Note A) ...........       1,128,382
Receivables:
    Israeli tax refund (Note A) ........................................................         200,722
    Dividends ..........................................................................          12,813
Prepaid expenses .......................................................................          10,836
                                                                                            ------------
Total Assets ...........................................................................      40,778,756
                                                                                            ------------

 LIABILITIES

Payables:
    Investment advisory fees (Note B) ..................................................         100,424
    Investments purchased ..............................................................          15,030
    Directors' fees ....................................................................           7,512
    Administration fees (Note B) .......................................................           5,567
    Other accrued expenses .............................................................         193,184
                                                                                            ------------
Total Liabilities ......................................................................         321,717
                                                                                            ------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C) .......    $ 40,457,039
                                                                                            ============

NET ASSET VALUE PER SHARE ($40,457,039 / 4,259,295) ....................................           $9.50
                                                                                                   =====

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
   (100,000,000 shares authorized) .....................................................    $      4,259
Paid-in capital ........................................................................      55,739,652
Accumulated net realized gain on investments and foreign currency related transactions..       1,391,832
Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency ..............................     (16,678,704)
                                                                                            ------------
Net assets applicable to shares outstanding ............................................    $ 40,457,039
                                                                                            ============

--------------------------------------------------------------------------------

See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT LOSS
Income (Note A):
   Dividends ..............................................................................      $   908,214
   Interest ...............................................................................           34,095
   Net investment loss allocated from partnerships ........................................         (485,189)
   Less: Foreign taxes withheld ...........................................................         (142,810)
                                                                                                 -----------
   Total Investment Income ................................................................          314,310
                                                                                                 -----------

Expenses:
   Investment advisory fees (Note B) ......................................................          565,345
   Professional fees ......................................................................          198,642
   Custodian fees .........................................................................          115,881
   Printing ...............................................................................           64,999
   Administration fees (Note B) ...........................................................           57,656
   Transfer agent fees ....................................................................           33,000
   Accounting fees ........................................................................           30,000
   Directors' fees ........................................................................           29,720
   NYSE listing fees ......................................................................           25,849
   Insurance ..............................................................................            3,782
   Other ..................................................................................            7,783
                                                                                                 -----------
   Total Expenses .........................................................................        1,132,657
   Less: Fee waivers (Note B) .............................................................         (106,677)
                                                                                                 -----------
      Net Expenses ........................................................................        1,025,980
                                                                                                 -----------
   Net Investment Loss ....................................................................         (711,670)
                                                                                                 -----------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
    Investments (net of Israeli capital gains taxes of $7,263) (Note A) ...................        1,306,513
    Foreign currency related transactions .................................................          (27,749)
Net change in unrealized depreciation in value of investments and translation
   of other assets and liabilities denominated in foreign currency ........................       (8,950,726)
                                                                                                 -----------
Net realized and unrealized loss on investments and foreign currency related transactions..       (7,671,962)
                                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................      $(8,383,632)
                                                                                                 ===========

--------------------------------------------------------------------------------

10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     For the Fiscal Years Ended
                                                                                            September 30,
                                                                                     ----------------------------
                                                                                       2002                2001
                                                                                   -----------         -----------
DECREASE IN NET ASSETS

Operations:
   Net investment loss ..........................................................  $  (711,670)       $   (260,156)
   Net realized gain on investments and foreign currency related transactions ...    1,278,764           2,861,817
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
    in foreign currency .........................................................   (8,950,726)        (38,599,484)
                                                                                   -----------        ------------
     Net decrease in net assets resulting from operations .......................   (8,383,632)        (35,997,823)
                                                                                   -----------        ------------
Dividends and distributions to shareholders:
   Net investment income ........................................................           --            (344,906)
   Net realized gain on investments .............................................     (724,080)        (13,071,872)
                                                                                   -----------        ------------
     Total dividends and distributions to shareholders ..........................     (724,080)        (13,416,778)
                                                                                   -----------        ------------
     Total decrease in net assets ...............................................   (9,107,712)        (49,414,601)
                                                                                   -----------        ------------

 NET ASSETS

Beginning of year ...............................................................   49,564,751          98,979,352
                                                                                   -----------        ------------
End of year .....................................................................  $40,457,039        $ 49,564,751
                                                                                   ===========        ============

--------------------------------------------------------------------------------

See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


 DECREASE IN CASH FROM
Operating Activities:
   Investment income received .................................................  $    556,385
   Operating expenses paid ....................................................    (1,105,363)
   Purchases of long-term portfolio investments ...............................   (10,841,289)
   Proceeds from disposition of long-term portfolio investments ...............     8,197,707
                                                                                 ------------
Net decrease in cash from operating activities ................................                            $(3,192,560)

Financing Activities:
   Cash distributions paid ....................................................      (724,080)
                                                                                 ------------
Net decrease in cash from financing activities ................................                               (724,080)
                                                                                                           -----------
Net decrease in cash ..........................................................                             (3,916,640)
Cash at beginning of year .....................................................                              5,045,022
                                                                                                           -----------
Cash at end of year (Note A) ..................................................                            $ 1,128,382
                                                                                                           ===========
 RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
 FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations ..........................                            $(8,383,632)

Adjustments:
 Decrease in receivables ......................................................  $    242,075
 Decrease in accrued expenses .................................................       (84,856)
 Decrease in prepaid expenses .................................................         5,473
 Net decrease in cash from investing activities ...............................    (2,643,582)
 Net realized and unrealized loss on investments and foreign currency related
    transactions ..............................................................     7,671,962
                                                                                 ------------
Total adjustments .............................................................                              5,191,072
                                                                                                           -----------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES ................................                            $(3,192,560)
                                                                                                           ===========

--------------------------------------------------------------------------------

12                               See accompanying notes to financial statements.

                      This page intentionally left blank.















--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                      -------------------------------------------
                                                                        2002         2001        2000       1999
                                                                      --------    --------    --------    -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ................................  $11.64      $23.24      $17.18      $15.04
                                                                      --------    --------    -------     -------
Net investment income/(loss) ........................................   (0.17)+     (0.06)+     (0.02)+     (0.02)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions .........................   (1.80)      (8.39)       7.80        3.21
                                                                      --------    --------    -------     -------
Net increase/(decrease) in net assets resulting from operations .....   (1.97)      (8.45)       7.78        3.19
                                                                      --------    --------    -------     -------
Dividends and distributions to shareholders:
  Net investment income .............................................      --       (0.08)      (0.41)      (0.21)
  Net realized gain on investments and
    foreign currency related transactions ...........................   (0.17)      (3.07)      (1.46)      (1.20)
                                                                      --------    --------    -------     -------
Total dividends and distributions to shareholders ...................   (0.17)      (3.15)      (1.87)      (1.41)
                                                                      --------    --------    -------     -------
Anti-dilutive impact due to capital shares repurchased ..............      --          --        0.15        0.36
                                                                      --------    --------    -------     -------
Net asset value, end of period ......................................   $9.50      $11.64      $23.24      $17.18
                                                                      ========    ========    =======     =======
Market value, end of period .........................................   $7.41       $9.60     $18.563     $14.000
                                                                      ========    ========    =======     =======
Total investment return (a) .........................................  (21.24)%    (38.21)%     47.61%      32.61%
                                                                      ========    ========    =======     =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ............................. $40,457     $49,565     $98,979     $76,683
Ratio of expenses to average net assets (b) .........................    2.08%       1.88%       2.05%       2.05%
Ratio of expenses to average net assets, excluding fee waivers ......    2.30%       2.09%       2.28%       2.30%
Ratio of net investment income/(loss) to average net assets .........   (1.44)%     (0.39)%     (0.08)%     (0.12)%
Portfolio turnover rate .............................................   11.26%      21.11%      27.06%      18.65%

--------------------------------------------------------------------------------
*    Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.

+    Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.

(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(c)  Annualized.

--------------------------------------------------------------------------------

14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                   For the Period
                                                                 For the Fiscal Years Ended September 30,         October 29,1992*
                                                                 -----------------------------------------------       through
                                                                  1998      1997      1996       1995     1994   September, 30, 1993
                                                                 -------   -------   -------   --------  ------- -------------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ............................  $18.41    $13.10    $13.20    $11.74   $ 15.83       $13.74**
                                                                  -------   -------   -------   -------   -------      -------
Net investment income/(loss) ....................................    0.07      0.35     (0.09)    (0.10)    (0.28)       (0.07)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions .....................   (2.97)     6.20     (0.01)     1.56     (3.27)        2.16
                                                                  -------   -------   -------   -------   -------      -------
Net increase/(decrease) in net assets resulting from operations..   (2.90)     6.55     (0.10)     1.46     (3.55)        2.09
                                                                  -------   -------   -------   -------   -------      -------
Dividends and distributions to shareholders:
  Net investment income .........................................      --        --        --        --        --           --
  Net realized gain on investments and
    foreign currency related transactions .......................   (0.47)    (1.24)       --        --     (0.54)          --
                                                                  -------   -------   -------   -------   -------      -------
Total dividends and distributions to shareholders ...............   (0.47)    (1.24)       --        --     (0.54)          --
                                                                  -------   -------   -------   -------   -------      -------
Anti-dilutive impact due to capital shares repurchased ..........      --        --        --        --        --           --
                                                                  -------   -------   -------   -------   -------      -------
Net asset value, end of period ..................................  $15.04    $18.41    $13.10    $13.20   $ 11.74       $15.83
                                                                  =======   =======   =======   =======   =======      =======
Market value, end of period ..................................... $11.813   $14.938   $11.250   $12.000   $13.250      $17.375
                                                                  =======   =======   =======   =======   =======      =======
Total investment return (a) .....................................  (18.05)%   44.36%    (6.25)%   (9.43)%  (21.26)%      24.58%
                                                                  =======   =======   =======   =======   =======      =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ......................... $75,373   $92,298   $65,649   $66,150   $58,855      $79,274
Ratio of expenses to average net assets (b) .....................    2.06%     2.26%     2.23%     2.57%     2.64%        2.41%(c)
Ratio of expenses to average net assets, excluding fee waivers ..    2.31%     2.30%       --        --        --           --
Ratio of net investment income/(loss) to average net assets .....    0.42%     2.20%    (0.68)%   (0.91)%   (2.08)%      (0.50)%(c)
Portfolio turnover rate .........................................   29.11%    16.98%    21.68%    22.17%    17.07%       34.80%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At September 30, 2002, the Fund held 19.78% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $14,112,004 and fair value of $8,003,008. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the carrying values, and the difference could be material.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2002, the interest rate was 1.09% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the fiscal year ended September 30, 2002, the Fund incurred $7,263 in Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent reclaims of taxes withheld on dividends. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the fiscal year ended September 30, 2002, CSAM earned $565,345 for advisory services, of which CSAM waived $106,677. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 2002, CSAM was reimbursed $3,442 for administrative services rendered to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 2002, Analyst I.M.S. earned $166,612 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on the Fund's trades executed in Israel. For the fiscal year ended September 30, 2002, such commissions amounted to approximately $2,100.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 2002, BSFM earned $54,214 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended September 30, 2002, Merrill was paid $41,766 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at September 30, 2002, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended September 30, 2002, purchases and sales of securities, other than short-term investments, were $10,856,319 and $5,190,803, respectively.

NOTE E. CREDIT FACILITY

Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured, line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate remain unchanged. At September 30, 2002 and during the fiscal year ended September 30, 2002, the Fund had no borrowings under the Prior Credit Facility and the New Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax characteristics of dividends and distributions paid during the fiscal years ended September 30, for the Fund was as follows:


     ORDINARY INCOME            LONG-TERM CAPITAL GAIN
  ------------------------      ----------------------
    2002          2001            2002          2001
  --------     -----------      --------   -----------
  $521,155     $2,683,355       $202,925   $10,733,423

At September 30, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                        --
Accumulated net realized gain              $  1,493,996
Unrealized depreciation                     (16,751,477)
                                           ------------
Total distributable earnings               $(15,257,481)
                                           ------------

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended September 30, 2002, the Fund elected to defer net losses of $21,346.

At September 30, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $56,177,480, $3,551,443, $20,302,920 and $(16,751,477), respectively.

At September 30, 2002, the Fund reclassified from accumulated net realized gain on investment and foreign currency related transactions of $106,450 to accumulated net investment loss. In addition, the Fund reclassified $605,220 from accumulated net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of September 30, 2002, per unit/share of such securities and percent of net assets which the securities comprise.


                                       NUMBER                                           FAIR                     PERCENT
                                         OF                                           VALUE AT    VALUE PER      OF NET
SECURITY                            UNITS/SHARES    ACQUISITION DATES      COST      09/30/2002  UNIT/SHARE      ASSETS
--------                            ------------    -----------------      ----      ----------  ----------      ------
ABS GE Capital Giza Fund, L.P. ....    1,144,213   02/03/98 - 08/13/01  $1,145,586   $  566,110     $0.49         1.40
                                         105,788        02/13/02           106,814       52,340      0.49         0.13
                                       ---------                        ----------   ----------                   ----
                                       1,250,001                         1,252,400      618,450                   1.53
                                       ---------                        ----------   ----------                   ----
Advent Israel (Bermuda) L.P. ......    1,682,293   06/16/93 - 01/16/98   1,992,011      340,913      0.20         0.84
                                       ---------                        ----------   ----------                   ----
BPA Israel Ventures LLC ...........      601,006   10/05/00 - 07/05/01     531,682      417,227      0.69         1.03
                                          17,250        01/03/02            16,066       11,975      0.69         0.03
                                         486,464        02/07/02           453,081      337,710      0.69         0.84
                                          17,250        07/01/02            16,066       11,975      0.69         0.03
                                       ---------                        ----------   ----------                   ----
                                       1,121,970                         1,016,895      778,887                   1.93
                                       ---------                        ----------   ----------                   ----
Concord Ventures II Fund L.P. .....    1,220,000   03/29/00 - 06/04/01   1,113,488      740,192      0.61         1.83
                                         120,000        11/08/01           113,274       72,806      0.61         0.18
                                          60,000        03/22/02            56,637       36,403      0.61         0.09
                                         100,000        07/29/02            94,395       60,672      0.61         0.15
                                       ---------                        ----------   ----------                   ----
                                       1,500,000                         1,377,794      910,073                   2.25
                                       ---------                        ----------   ----------                   ----
Delta Fund I, L.P. ................       87,500        11/15/00            70,481       70,901      0.81         0.18
                                          25,000        10/01/01            23,560       20,258      0.81         0.05
                                          25,000        04/01/02            23,560       20,258      0.81         0.05
                                       ---------                        ----------   ----------                   ----
                                         137,500                           117,601      111,417                   0.28
                                       ---------                        ----------   ----------                   ----
Emerging Markets Ventures I L.P. ..    1,789,903   01/22/98 - 01/10/01   1,776,853    1,182,123      0.66         2.92
                                       ---------                        ----------   ----------                   ----
Formula Ventures L.P. .............      835,934   08/06/99 - 08/31/01     641,349      457,339      0.55         1.12
                                          34,787        11/30/01            29,306       19,032      0.55         0.05
                                          36,078        03/20/02            30,394       19,738      0.55         0.05
                                          26,373        07/03/02            22,218       14,429      0.55         0.04
                                       ---------                        ----------   ----------                   ----
                                         933,172                           723,267      510,538                   1.26
                                       ---------                        ----------   ----------                   ----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                       NUMBER                                           FAIR                     PERCENT
                                         OF                                           VALUE AT    VALUE PER      OF NET
SECURITY                            UNITS/SHARES    ACQUISITION DATES      COST      09/30/2002  UNIT/SHARE      ASSETS
--------                            ------------    -----------------      ----      ----------  ----------      ------
Giza GE Venture Fund III L.P. ......     500,000   01/31/00 - 09/24/01 $   441,526   $  306,235  $     0.61       0.76
                                         125,000        05/28/02           117,758       76,559        0.61       0.19
                                       ---------                       -----------   ----------                  -----
                                         625,000                           559,284      382,794                   0.95
                                       ---------                       -----------   ----------                  -----
K.T. Concord Venture Fund L.P. .....   1,000,000   12/08/97 - 09/29/00   1,087,698      712,829        0.71       1.76
                                       ---------                       -----------   ----------                  -----
Neurone Ventures II, L.P. ..........     172,500   11/24/00 - 06/25/01     140,641      117,974        0.68       0.29
                                          52,500        12/13/01            47,737       35,905        0.68       0.09
                                          45,000        06/17/02            40,917       30,776        0.68       0.08
                                       ---------                       -----------   ----------                  -----
                                         270,000                           229,295      184,655                   0.46
                                       ---------                       -----------   ----------                  -----
Pitango Fund II LLC ................   1,000,000   10/31/96 - 08/01/01     687,037      634,333        0.63       1.57
                                       ---------                       -----------   ----------                  -----
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG ...........     500,000        12/21/00           377,959      335,995        0.65       0.83
                                         250,000        03/04/02           188,185      154,558        0.65       0.38
                                       ---------                       -----------   ----------                  -----
                                         750,000                           566,144      490,553                   1.21
                                       ---------                       -----------   ----------                  -----
SVE Star Ventures
    Enterprises No. II .............           5        10/10/94           764,879      284,916   56,983.14       0.70
                                       ---------                       -----------   ----------                  -----
The Renaissance Fund LDC ...........          60   03/30/94 - 03/21/97     234,163       51,906      865.24       0.13
                                       ---------                       -----------   ----------                  -----
Walden-Israel Ventures, L.P. .......     500,000   09/28/93 - 05/16/97     400,813      207,160        0.41       0.51
                                       ---------                       -----------   ----------                  -----
Walden-Israel Ventures III, L.P. ...     178,750   02/23/01 - 09/21/01     147,946      116,343        0.65       0.28
                                          41,250        06/19/02            34,142       26,849        0.65       0.07
                                       ---------                       -----------   ----------                  -----
                                         220,000                           182,088      143,192                   0.35
                                       ---------                       -----------   ----------                  -----
Total ..............................                                   $12,968,222   $7,544,739                  18.65
                                                                       ===========   ==========                  =====


The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.

As explained in Note A, the financial statements include securities valued at $8,003,008 (19.78% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
November 25, 2002

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 24, 2002, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                            FOR        AGAINST
----------------                                         ---------     -------
Jonathan W. Lubell                                       2,567,885     28,179
Steven N. Rappaport                                      2,567,942     28,122
James P. McCaughan*                                      2,567,942     28,122

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau, Richard W. Watt and William W. Priest, Jr. continue to serve as directors of the Fund.

* Resigned effective February 22, 2002. Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Fund and Chief Executive Officer.


TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 2002) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.17 per share distribution paid in respect of such fiscal year, $0.12 per share was derived from net realized short-term capital gains and $0.05 per share was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2002.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The notification will reflect the amount, if any, that calendar year 2002 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2003.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

--------------------------------------------------------------------------------
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

The following table sets forth certain information regarding the directors and officers* of the Fund.



                                                                                     LENGTH OF SERVICE AS      MEMBERSHIP ON BOARDS
                                                                                      DIRECTOR AND TERM         OF OTHER REGISTERED
                              POSITION(S)      CURRENT PRINCIPAL OCCUPATION            OF MEMBERSHIP           INVESTMENT COMPANIES
                               HELD WITH         AND PRINCIPAL EMPLOYMENT               ON BOARD OF              AND PUBLICLY HELD
NAME AND ADDRESS (AGE)           FUND           DURING THE PAST FIVE YEARS                THE FUND                  COMPANIES
---------------------         ----------    -----------------------------------    -------------------------  ----------------------
Enrique R. Arzac (60)          Director     Professor of Finance and Economics,    Since 1996; current term   Director of seven
  c/o CSAM                                  Graduate School of Business,           endsat the 2003 annual     other CSAM-advised
  466 Lexington Avenue                      Columbia University (1971-present).    meeting.                   investment
  New York, NY 10027                                                                                          companies; Director
                                                                                                              of The Adams Express
                                                                                                              Company (a closed-end
                                                                                                              investment company);
                                                                                                              Director of Petroleum
                                                                                                              and Resources
                                                                                                              Corporation (a
                                                                                                              closed-end investment
                                                                                                              company).

George W. Landau (82)          Director     Senior Advisor, Latin America,         Since 1995; current term   Director of four
  Two Grove Isle Drive                      The Coca-Cola Company                  ends at the 2004 annual    other CSAM-advised
  Coconut Grove, FL                         (1988-present).                        meeting.                   investment companies;
                                                                                                              Director of Emigrant
                                                                                                              Savings Bank,
                                                                                                              Director of GAM
                                                                                                              Funds, Inc.

Jonathan W. Lubell (73)        Director     Partner, Morrison Cohen                Since inception: current
  2600 J.F. Kennedy Blvd.                   Singer & Weinstein (a law firm)        term ends at the 2005
  Apt. 10A                                  (1989-present).                        annual meeting.
  Jersey City, NJ 07306

William W. Priest, Jr.** (61)  Director     Senior Partner and Fund Manager of     Since 1997; current term   Director of sixty
  12 East 49th Street                       Steinberg Priest and Sloane Capital    ends at the 2003 annual    other CSAM-advised
  New York, NY 10017                        Management (3/01-present); Chairman    meeting.                   investment companies.
                                            and Managing Director of CSAM
                                            (5/00-2/01); Chief Executive
                                            Officer and Managing Director of
                                            CSAM (11/89-5/00).


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUED)

                                                                                   LENGTH OF SERVICE AS    MEMBERSHIP ON BOARDS
                                                                                    DIRECTOR AND TERM       OF OTHER REGISTERED
                            POSITION(S)      CURRENT PRINCIPAL OCCUPATION            OF MEMBERSHIP         INVESTMENT COMPANIES
                             HELD WITH         AND PRINCIPAL EMPLOYMENT               ON BOARD OF            AND PUBLICLY HELD
NAME AND ADDRESS (AGE)         FUND           DURING THE PAST FIVE YEARS                THE FUND                COMPANIES
---------------------       ----------       --------------------------------  ------------------------   ----------------------
Steven N. Rappaport (53)    Director         Partner of RZ Capital             Since inception; current   Director of fifty-four
  c/o RZ Capital LLC                         LLC (2001-present);               term ends at the 2005      other CSAM-advised
  40 East 52nd Street                         President of Loanet, Inc.        annual meeting.            investment companies.
  New York, NY10022                          (1995-2001).

Laurence R. Smith (44)      Chairman of      Global Chief Investment           N/A                        N/A
  c/o CSAM                  the Fund and     Officer and Managing
  466 Lexington Avenue      Chief Executive  Director of CSAM (6/99-
  New York, NY 10017        Officer          present); Managing Director
                                             of J.P. Morgan Investment
                                             Management (1981-1999).

Richard W. Watt** (43)      President and    Managing Director of CSAM         Since 1997; current term   Director of four other
  c/o CSAM                  Director         (7/96-present).                   ends at the 2004 annual    CSAM-advised investment
  466 Lexington Avenue                                                         meeting.                   companies.
  New York, NY 10017

Hal Liebes (38)             Senior Vice      Global General Counsel of         N/A                        N/A
  c/o CSAM                  President        CSAM (7/02-present); Managing
  466 Lexington Avenue                       Director of CSAM (12/99-
  New York, NY 10017                         present); Director and General
                                             Counsel of CSAM (3/97-12/99).

Michael A. Pignataro (43)   Chief Financial  Director of CSAM (1/01-present);  N/A                        N/A
  c/o CSAM                  Officer and      Vice President of CSAM
  466 Lexington Avenue      Secretary        (12/95-12/00).
  New York, NY 10017

Rocco A. Del Guercio (39)   Vice President   Vice President of CSAM (1/01-     N/A                        N/A
  c/o CSAM                                   present); Assistant Vice
  466 Lexington Avenue                       President of CSAM (1/99-12/00);
  New York, NY 10017                         Administrative Officer of CSAM
                                             (6/96-12/98).

Robert M. Rizza (36)        Treasurer        Assistant Vice President of       N/A                        N/A
  c/o CSAM                                   CSAM (1/01-present);
  466 Lexington Avenue                       Administrative Officer of CSAM
  New York, NY 10017                         (3/98-12/00); Assistant
                                             Treasurer of Bankers Trust Co.
                                             (4/94-3/98).

-------------------------------------------------------------------------------
*    The officers of the Fund shown are officers that make policy decisions.

** Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended ("1940 Act"). Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A recently adopted Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The First Israel Fund, Inc. (the "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Israeli securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' advanced notice. As of September 30, 2002, 94.53% of the Fund's net assets were invested in Israeli securities

--------------------------------------------------------------------------------

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

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SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2002, CSAM managed over $55 billion in the U.S. and, together with its global affiliates, managed assets of over $284 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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  DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac              Director
George W. Landau              Director
Jonathan W. Lubell            Director
William W. Priest, Jr.        Director
Steven N. Rappaport           Director
Laurence R. Smith             Chairman of the Fund and Chief Executive Officer
Richard W. Watt               President, Chief  Investment
                              Officer and  Director
Hal Liebes                    Senior Vice President
Michael A. Pignataro          Chief Financial Officer and Secretary
Rocco A. Del Guercio          Vice President
Robert M. Rizza               Treasurer


  INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


  ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179


  CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


  SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940


  INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


  LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036


This report, including the financial statements    [ISL LISTED NYSE(R) LOGO]
herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
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